UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Your Vote Counts! INTELLIA THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET INTELLIA THERAPEUTICS, INC. 40 ERIE STREET, SUITE 130 CAMBRIDGE, MA 02139 D76963-P72832 You invested in INTELLIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022. Get informed before you vote View the Notice, Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 14, 2022 9:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/NTLA2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.proxyvote.com this is not a votable ballot this is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting items board recommends 1. Election of directors. Election of the following individuals nominated to serve as class iii directors, for a three-year term ending at the annual meeting of stockholders to be held in 2025. 01 caroline dorsa for 02 georgia keresty, ph.d., m.p.h. For 03 john m. Leonard, m.d. For 2. Ratification of the appointment of deloitte & touche llp as intellia’s independent registered public accounting firm for the fiscal year ending december 31, 2022. 3. Approve, on a non-binding advisory basis, the compensation of the named executive officers. Note: such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “sign up for e-delivery”. D76964-p72832